HOSOI GARDEN MORTUARY, INC.

To Our Shareholders and Friends:

Best wishes for this New Year.

It is time again for the annual meeting of the shareholders of Hosoi Garden Mortuary, Inc. which will be held on Sunday, February 23, 2003, at 30 North Kukui Street (corner of Nuuanu Avenue and Kukui Street), Honolulu, Hawaii, at 11:00 a.m. Lunch will be served after the business meeting.

Your faith and trust in us in the years past have been most helpful. We look to your continued support and encouragement in our effort to reach the objectives of the Company.

Enclosed please find the following:

1. Letter to the Shareholders from Mrs. Sadako Hosoi

2. Notice of Annual Meeting of Shareholders

3. Proxy card and return envelope

4. Proxy statement

5. Annual Report

Please note that your dividend check for the fiscal year ended May 31, 2002 was or is being sent to you in a mailing separate from these proxy materials.

Sincerely,

CLIFFORD HOSOI, President and Chief Executive Officer

Honolulu, Hawaii

January 23, 2003

HOSOI GARDEN MORTUARY, INC.

Dear Shareholders:

Thought I'd write a short note to kindly remind you that it is time again for our annual meeting. I hope that this will find you all in the best of health.

Most importantly is that I wish to thank you all very much for the support and confidence you've given us through all the years. I'm certainly thankful and would like to express my appreciation to you all.

Briefly, we look forward to serving the community with continued care and quality and to continually commit our efforts toward maintaining and improving the excellence of our operations as well as to achieve our future objectives.

Again, thank you for your continued support.

Sincerely,

SADAKO HOSOI, Director and Chairperson of the Board Emeritus

Honolulu, Hawaii

January 23, 2003

HOSOI GARDEN MORTUARY, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Shareholders of HOSOI GARDEN MORTUARY, INC.:

Notice is hereby given that the Annual Meeting of Shareholders of Hosoi Garden Mortuary, Inc. (the "Company") will be held on Sunday, February 23, 2003, at 11:00 A.M. at 30 North Kukui Street, corner of Nuuanu Avenue and Kukui Street, Honolulu, Hawaii, for the following purposes:

(1) To elect three (3) directors to serve until the 2006 annual meeting of shareholders and until their successors are elected;

(2) To elect an auditor;

(3) To vote upon the proposed amendment to Section I of Article II of the By- Laws of the Company to authorize the Board of Directors of the company to designate any date within twelve (12) months of the close of the fiscal year for the annual shareholders meeting; and

(4) To vote upon other business properly before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on November 12, 2002, will be entitled to notice of and to vote at the Annual Meeting. All shareholders are cordially invited to attend the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

ELAINE NAKAMURA, Secretary

Honolulu, Hawaii

January 23, 2003

HOSOI GARDEN MORTUARY, INC.

30 North Kukui Street

(Corner of Nuuanu Avenue and Kukui Street)

Honolulu, Hawaii 96817

January 23, 2003

PROXY STATEMENT

General Information

The accompanying proxy is solicited on behalf of the Board of Directors of Hosoi Garden Mortuary, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held at 11:00 A. M. on Sunday, January 23, 2003, at 30 North Kukui Street (corner of Nuuanu Avenue and Kukui Street), Honolulu, Hawaii 96817, and any adjournments thereof.

Attached to this proxy statement is your proxy. The Board of Directors will vote all proxies it receives which are properly signed and received in time. If you send the Board of Directors your proxy, it will be voted according to how you fill out the proxy. However, if you send your proxy to the Board, but do not tell the Board how to vote by filling out the proxy, the Board will vote your proxy according to its recommendations explained in this proxy statement.

The Board is seeking to have the proxy, proxy statement, annual report and other materials sent to the shareholders on or about January 23, 2003.

Revocability of Proxy

You may revoke your proxy any time before the proxy is voted. You can revoke your proxy only if you inform the secretary of the Company in writing, as provided in the Company's by-laws. You can also change your proxy by sending another proxy of later date to the Board.

Your attendance at the Annual Meeting in person will not revoke the proxy you give to the Board. But if you attend the Annual Meeting in person, you still may revoke any proxy you have given and you may vote your shares in person.

Shareholders Who May Vote

Only shareholders of record at the close of business on November 12, 2002, may vote at the Annual Meeting. On November 12, 2002, there were 1,598,321 shares outstanding, with each share entitled to one vote. A quorum consists of the holders of a majority of the outstanding shares, present either in person or by proxy.

There are 588,819 reacquired shares and treasury stock which are not included in calculating such number and shall not be voted.

Cumulative Voting

Cumulative voting is governed by Hawaii Revised Statutes Section 414-149. If a request for cumulative voting is delivered in writing to an officer of the Company not less than forty-eight (48) hours prior to the time set for the Annual Meeting of Shareholders, cumulative voting will be used for the election of directors. If cumulative voting is used, each shareholder shall be entitled to as many votes as shall equal the number of his shares multiplied by the number of directors to be elected. He may cast all of such votes for a single director or may distribute them among any two or more of the number to be elected as he may see fit. If no request for cumulative voting is received, each shareholder will be entitled to one vote per share for each position on the Board of Directors.

Persons Making the Solicitation and Cost

The accompanying proxy is solicited by mail on behalf of the Board of Directors of the Company. The Company will pay the cost of solicitation of proxies. Following the mailing of proxy soliciting material, officers, employees and directors of the Company may, without additional expense, solicit proxies by appropriate means, including by mail, telephone, fax or personal interview.

Securities Market and Dividends

The common shares of the Company are neither traded nor listed on an exchange and has no established public trading market. The records of the Company indicate that very few shares are transferred. During the fiscal year ended May 31, 2002, the Company redeemed 11,115 shares at $4.00 per share, and 12,395 shares at $3.50 per share, some of which were acquired as payment for funeral expenses incurred by the shareholders.

Effective November 1, 2002, the Board of Directors authorized the redemption of shares (for either cash or services) at $3.50 per share.

There were 1,370 record holders of common shares as of November 12, 2002.

A cash dividend has been declared and paid once a year since 1969. The dividend declared in October, 2002 was $.03 per share and in October, 2001 was $.035 per share.

UPON REQUEST THE COMPANY WILL SEND TO YOU AT NO CHARGE A COPY OF FORM 10-KSB/A, THE ANNUAL REPORT INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENTS SCHEDULES FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE MOST RECENT FISCAL YEAR. TO REQUEST A COPY, YOU MUST WRITE TO:

MRS. ELAINE NAKAMURA, SECRETARY

HOSOI GARDEN MORTUARY, INC.

30 NORTH KUKUI STREET

HONOLULU, HAWAII 96817

Solicited Proxies Will Be Voted on the Following Matters

The Board of Directors intends to vote solicited proxies on the following matters:

I. To elect three (3) directors to serve until the 2006 annual meeting of shareholders and until their successors are elected;

II. To elect an auditor;

III. To vote upon the proposed amendment to Section I of Article II of the By-Laws of the Company to authorize the Board of Directors of the company to designate any date within twelve (12) months of the close of the fiscal year for the annual shareholders meeting; and

IV. To vote upon other business properly before the meeting or any adjournment thereof.

I. To elect three (3) directors to serve until the 2006 annual meeting of shareholders and until their successors are elected.

The Company has a total of nine (9) directors constituting the entire Board of Directors, divided into three (3) classes of three (3) directors each. The Company's Articles of Association provide for each class of directors to be elected for three-year terms on a staggered basis. At the 2003 annual meeting of the shareholders, three directors will be elected to serve until the 2006 annual meeting of the shareholders and until their respective successors are elected.

The Board of Directors' three nominees for directors are Julie Shimonishi, Robert Kuwahara and Reed Shiraki. All three of these nominees are currently directors of the Company. Each nominee has consented to serve as a director, if elected.

Proxies in the accompanying form will (unless a contrary direction is indicated therein) be voted to elect the foregoing nominees (who have been nominated by the present Board of Directors) as directors to serve, subject to the Articles of Association and By-Laws of the Company. If any of the nominees listed is not available for election at the Annual Meeting (a contingency which the management of the Company does not now foresee), it is the intention of the Board of Directors to recommend the election of such other persons as may be necessary to fill such vacancies. Proxies in the accompanying form will be voted for the election of such other persons unless authority to vote such proxies in the election of directors has been withheld.

II. To elect an auditor.

The Board of Directors recommends the election of PricewaterhouseCoopers LLP, a firm of certified public accountants, as auditor for the year commencing June 1, 2002. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will make a statement if the shareholders desire and will respond to any appropriate questions raised at the meeting.

With respect to the election of the Auditor, each shareholder is entitled to one vote for each share.

III. To vote upon the proposed amendment to Section I of Article II of the By-Laws of the Company.

Section I of Article II of the By-Laws currently provides for the annual meeting of the shareholders of the Company to be held on a date within eight (8) months of the close of the Company's fiscal year, and states as follows:

1. Annual Meeting. The annual meeting of the stockholders of the corporation shall be held on a designated day within eight (8) months from the date of the close of a fiscal year; the President shall each year designate such meeting date; but, if the President shall in any year fail to designate such day before the 10th day of the eighth month, then the annual meeting for that year shall be held on the last Sunday of the eighth month following the end of the fiscal year so determined. At the annual meeting the stockholders shall fix the number of Directors for the ensuing year (but such number so fixed may be decreased or increased thereafter at any special meeting), shall elect the Directors, and may transact any general business which may be brought before the meeting and take any corporate action.

The Board proposes that Section I of Article II of the By-Laws be amended to authorize the Board of Directors of the company to designate any date within twelve

(12) months of the close of the fiscal year to hold the annual shareholders meeting.

This amendment will enable the Board to provide the shareholders with timely and/or complete information on the Company and to otherwise serve the best interests of the shareholders. The Board proposes that Section I of Article II of the By-Laws be amended to state as follows:

1. Annual Meeting. The annual meeting of the stockholders of the corporation shall be held on a designated day within twelve (12) months from the date of the close of a fiscal year. At the annual meeting the stockholders shall fix the number of Directors for the ensuing year (but such number so fixed may be decreased or increased thereafter at any special meeting), shall elect the Directors, and may transact any general business which may be brought before the meeting and take any corporate action.

Proxies in the accompanying form will (unless a contrary direction is indicated therein) be voted to approve the amendment of Section I of Article II of the Company's By-Laws as proposed by the Board above.

IV. To vote upon other business properly before the meeting.

Management does not intend to bring any matters before the meeting other than the election of directors, the election of the auditor, the vote on the proposed amendment to Section I of Article II of the By-Laws, and the presentation of the President's Report with the financial statements for the fiscal year ended May 31, 2002. Management does not have any information that other matters will be brought before the meeting, or any adjournment or adjournments thereof. If other matters are introduced, it is the intention of the persons named in the enclosed form of proxy to vote said proxy in accordance with their judgment.

Information on Stock Ownership of Principal Shareholders, Directors and Executive Officers

A. Principal Shareholders

The Herman S. Hosoi Trust, whose trustees are Sadako Hosoi and Julie S. Shimonishi, and the Hosoi Family Limited Partnership, whose general partner is the Hosoi Family Voting Trust, by its trustees Julie S. Shimonishi, Clifford I. S. Hosoi and Anne T. Tamori, are the only persons who own of record or are known to the Company to own beneficially more than five percent of the common shares of the Company as of May 31, 2002. Certain information about the holders is set forth in the table below.

Title of Class	Name and Address of Beneficial Owner	Nature of Beneficial Ownership	No. of Shares	Percent of Class
Common	Julie S. Shimonishi 30 N. Kukui Street Honolulu, HI 96817	Shared as co-trustee of the Herman S. Hosoi Trust	158,250	9.76%
Common	Julie S. Shimonishi 30 N. Kukui Street Honolulu, HI 96817	General Partner of the Hosoi Family Limited Partnership, as Trustee of the Hosoi Family Voting Trust	160,250	9.89%
Common	Julie S. Shimonishi 30 N. Kukui Street Honolulu, HI 96817	Direct	52,534	3.24%
Common	Julie S. Shimonishi 30 N. Kukui Street Honolulu, HI 96817	Total	379,034	23.38%
Common	Clifford I. S. Hosoi 30 N. Kukui Street Honolulu, HI 96817	General Partner of the Hosoi Family Limited Partnership, as co-Trustee of the Hosoi Family Voting Trust	160,250	9.89%
Common	Clifford I. S. Hosoi 30 N. Kukui Street Honolulu, HI 96817	Direct	52,532	3.24%
Common	Clifford I. S. Hosoi 30 N. Kukui Street Honolulu, HI 96817	Total	212,782	13.13%
Common	Anne T. Tamori 30 N. Kukui Street Honolulu, HI 96817	General Partner of the Hosoi Family Limited Partnership, as co- Trustee of the Hosoi Family Voting Trust	160,205	9.89%
Common	Anne T. Tamori 30 N. Kukui Street Honolulu, HI 96817	Custodian for Ryan Tamori under HUGMA	4,000	0.25%
Common	Anne T. Tamori 30 N. Kukui Street Honolulu, HI 96817	Direct	52,534	3.24%
Common	Anne T. Tamori 30 N. Kukui Street Honolulu, HI 96817	Total	216,784	13.38%

Title of Class	Name and Address of Beneficial Owner	Nature of Beneficial Ownership	No. of Shares	Percent of Class
Common	Sadako Hosoi 30 N. Kukui Street Honolulu, HI 96817	Co-trustee of the Herman S. Hosoi Trust	158,250	9.76%
Common	Sadako Hosoi 30 N. Kukui Street Honolulu, HI 96817	Settlor of the Hosoi Family Voting Trust and limited partner of the Hosoi Family Limited Partnership	160,250	9.89%
Common	Sadako Hosoi 30 N. Kukui Street Honolulu, HI 96817	Total	318,500	19.65%
Common	Herman S. Hosoi Trust Sadako Hosoi and Julie S. Shimonishi, Trustees 30 N. Kukui Street Honolulu, HI 96817	Direct	158,250	9.76%
Common	Hosoi Family Limited Partnership (1) 30 N. Kukui Street Honolulu, HI 96817	Direct	160,250	9.89%

(1) The Sadako Hosoi Trust, by its trustees Sadako Hosoi and Julie S. Shimonishi, transferred 160,250 shares of the Company to the Hosoi Family Limited Partnership, whose general partner is the Hosoi Family Voting Trust, by its trustees Julie S. Shimonishi, Clifford I.S. Hosoi and Anne T. Tamori, and whose1 limited partner is Sadako Hosoi. Julie S. Shimonishi, Clifford I.S. Hosoi and Anne T. Tamori, as trustees, exercise voting and investment powers over those shares pursuant to the Hosoi Family Voting Trust Agreement dated December 30, 1994, between Sadako Hosoi, as settlor, and Julie S. Shimonishi, as trustee, as amended.

B. Directors and Executive Officers

Certain information with respect to the holdings of common shares of the directors and executive officers of the Company as of May 31, 2002, is set forth in the table below.

Title of Class	Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class
Common	Julie S. Shimonishi	379,034 (2)	23.38%
Common	Sadako Hosoi	318,500 (3)	19.65%
Common	Clifford I. S. Hosoi	212,782 (4)	13.13%
Common	Anne T. Tamori	216,784 (5)	13.38%
	All directors and officers as a group (14 persons) (6)	488,100	30.11%

(1) The address of each person is 30 N. Kukui Street, Honolulu, Hawaii 96817.

(2) Includes:

52,534 shares (3.24%) as to which Ms. Shimonishi exercises sole voting and investment powers;

8,000 shares (0.49%) as to which Ms. Shimonishi exercises sole voting and investment powers as Custodian for Chad Shimonishi and Lane Shimonishi under HUGMA;

158,250 shares (9.76%) as to which Ms. Shimonishi and Sadako Hosoi share voting and investment powers as trustees of the Herman S. Hosoi Trust; and

160,250 shares (9.89%) as to which Ms. Shimonishi, as trustee of the Hosoi Family Voting Trust, has voting and investment powers over the shares owned by the Hosoi Family Limited Partnership.

(3) Voting and investment powers over 158,250 shares of the Company are shared by Sadako Hosoi and Julie S. Shimonishi, as Trustees of the Herman S. Hosoi Trust, which owns 158,250 shares of the Company. Voting and investment power over 160,250 shares of the Company are exercised by Julie S. Shimonishi, Clifford I. S. Hosoi and Anne T. Tamori, as trustees under the Hosoi Family Voting Trust. See the preceding table for more information about the Hosoi Family Limited Partnership and the Hosoi Family Voting Trust.

(4) Includes:

52,532 shares (3.24%) as to which Mr. Hosoi exercises sole voting and investment powers; and

160,250 shares (9.89%) as to which Mr. Hosoi, as trustee of the Hosoi Family Voting Trust, has voting and investment powers over the shares owned by the Hosoi Family Limited Partnership.

(5) Includes:

52,534 shares (3.24%) as to which Mrs. Tamori exercises sole voting and investment powers; and

4,000 shares (0.25%) as to which Mrs. Tamori exercises sole voting and investment powers for Ryan Tamori under HUGMA.

160,250 shares (9.89%) as to which Ms. Tamori, as trustee of the Hosoi Family Voting Trust, has voting and investment powers over the shares owned by the Hosoi Family Limited Partnership.

(6) Rene Mansho, Glenn Suetsugu and Keith Numazu, who resigned as directors or executive officers during the fiscal year ended May 31, 2002, and Ricky C. Manayan, Berton T. Kato, Robert Kuwahara, Reed Shiraki and Thomas R. Okano, who are currently serving as directors, and Elaine Nakamura and David Fujishige, who are currently serving as officers, do not own any shares of the Company.

Information on Directors and Executive Officers of the Company

The Board of Directors is comprised of nine members who serve staggered three-year terms. One-third of the directors will be elected each year for a three-year term. Directors hold office for the duration of their terms and thereafter until their successors are elected. The executive officers serve at the pleasure of the Board of Directors.

As discussed in paragraph B below, the Board of Directors has an audit or finance committee whose purpose is to oversee and monitor management's and the independent auditor's participation in the financial reporting process, and to report to the Board on its actions.

A. The tables on the following pages sets forth the directors' and executive officers' names, ages, position and year of appointment or election, relationship, and business experience.

Name	Age	Office	Business Experience and Family Relationship

NOMINEES FOR ELECTION AS DIRECTORS - TERMS TO EXPIRE IN 2005

Sadako Hosoi	85	Director (since 1957)	Widow of Herman Hosoi, founder of the Company; in the past, served as Treasurer and Chairperson of the Board of the Company; Director of Hosoi Life Plan, Inc.; Vice President and Director of Garden Life Plan, Ltd.; mother of Julie Shimonishi, Director, Clifford Hosoi, Director, President and Chief Executive Officer, and Anne Tamori, Director and Vice President of Operations
Berton T. Kato	54	Director (since 1996)	Attorney (admitted to the Bar of the State of Hawaii in 1973); Director of Hosoi Life Plan, Inc.; Director of Garden Life Plan, Ltd.
Anne T. Tamori	55	Director (since 1994); Vice President (since 1994)	Employed by the Company since 1978; Vice President of Operations since 1994; Vice President and Director of Hosoi Life Plan, Inc.; Treasurer and Director of Garden Life Plan, Ltd.; daughter of Sadako Hosoi, Director; sister of Clifford Hosoi, Director, President and Chief Executive Officer, and Julie S. Shimonishi, Director

DIRECTORS WHOSE TERMS EXPIRE IN 2004

Clifford Hosoi	54	Director (since 1989); President and Chief Executive Officer (since 1994)	Licensed embalmer since 1979; Funeral Director since 1985; Vice President of the Company from 1989 - 1994; President and Chief Executive Officer of the Company since 1994; President and Director of Hosoi Life Plan, Inc.; President and Director of Garden Life Plan, Ltd.; son of Sadako Hosoi, Director, brother of Julie S. Shimonishi, Director, and Anne Tamori, Director and Vice President
Ricky C. Manayan	43	Director (since 1995)	Director of Hosoi Life Plan, Inc.; President of RAM Marketing, LLC; President of Rick Manayan Associates; Vice President of Trans-Pacific Realty, Inc.; General Partner of Transpacific Empire, Inc.
Thomas R. Okano (1)	65	Director (since 2002)	Director of the Buddhist Study Center; Sanmu (Bishop's Advisory Board), Hongwanji Mission of Hawaii; Rimban (Head Minister) of the Hilo Hongwanji Betsuin from 1999-2000; Minister of Wahiawa Hongwanji Mission, Lihue Hongwanji Mission and Moiliili Hongwanji Mission from 1967-1990

Name	Age	Office	Business Experience and Family Relationship

DIRECTORS WHOSE TERMS EXPIRE IN 2003

Julie S. Shimonishi	56	Director (since 1979)	School teacher, Hongwanji Mission School; Director of Hosoi Life Plan, Inc.; daughter of Sadako Hosoi, Director; sister of Clifford Hosoi, Director, President and Chief Executive Officer; and sister of Anne Tamori, Director and Vice President of Operations
Robert K. Kuwahara	55	Director (since 1995)	Certified Public Accountant since 1975; Director of Hosoi Life Plan, Inc.; Director of Garden Life Plan, Ltd.; actively involved in human services organizations such as the YMCA
Reed Shiraki (2)	58	Director (since 2002)	General Contractor in the construction industry for 32 years; President of Hawaii Pacific Builders, Inc. since 1973; Committee Chairman for the Boy Scouts of America

OTHER EXECUTIVE OFFICERS

David Fujishige	54	Vice President (since 1994)	Employed by the Company since 1989; Funeral Director since 1991; Vice President of Funeral Services since 1994; Vice President of Hosoi Life Plan, Inc.; Food Production Supervisor, Rehabilitation Hospital of the Pacific (1980-1991)
Elaine Nakamura	64	Secretary (since 1972)	Employed by the Company since 1963; Secretary of Hosoi Life Plan, Inc.; Secretary of Garden Life Plan, Ltd.
Keith Numazu (3)	40	Treasurer (since 1972)	Employed by the Company as assistant bookkeeper and programmer since 1992. Systems Operator/Analyst, Consolidated Amusement, Inc. (1991-1992); Senior Systems Analyst/Programmer, Holmes and Narver, Inc., and Raytheon Services Nevada (1987-1991)

(1) Thomas R. Okano replaced Rene Mansho, who resigned as a director of the Company on June 25, 2002.

(2) Reed Shiraki replaced Glenn Suetsugu, who resigned as a director of the Company on December 3, 2001.

(3) Keith Numazu resigned as treasurer of the Company on August 10, 2001.

(4) None of the current directors of the Company is a director of an investment company registered under the Securities Exchange Act of 1934. All officers serve at the pleasure of the Board of Directors.

B. Shareholders, Board, Committees - fiscal year ended May 31, 2002.

The last annual meeting of the shareholders of the Company commenced on January 27, 2002, and was then recessed to and adjourned on March 10, 2002. 1,099,489 shares representing 67.07% of shares issued and outstanding were present in person or by proxy. All members of the Board of Directors were elected by holders of at least 66.12% of the shares outstanding.

A nominating committee was formed with Julie Shimonishi, Sadako Hosoi, Anne Tamori and Robert Kuwahara, as members at the October 17, 2002 Board meeting to designate nominees for election at the annual meeting. Shareholders may suggest nominees by contacting Julie Shimonishi, Sadako Hosoi, Anne Tamori and Robert Kuwahara at the Company's address. No specific format or information is required to nominate a person as a director. Nominations must be received by the close of nominations during the course of the Annual Meeting on February 23, 2003, to be acted upon at that Annual Meeting.

The Company's Board of Directors established an audit or Finance Committee which was tasked with the responsibility to oversee and monitor management's and the independent auditor's participation in the financial reporting process. The members of the Finance Committee are Robert Kuwahara (Chairperson) and Berton Kato. The Finance Committee reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended May 31, 2002, discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, and received from the auditor disclosures regarding the auditor's independence required by Independence Standards Board Standard No. 1, and discussed with the auditor the auditor's independence. Based on its review and discussions, the Finance Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB/A. The governing rules for the Finance Committee and the

Finance Committee's Report for the fiscal year ended May 31, 2002, are appended hereto as Appendices "A" and "B".

Compensation of Directors and Executive Officers

The following sets forth the information, on an accrual basis, with respect to the compensation of the chief executive officer of the Company for the three fiscal years ended May 31, 2002.

Name and Position	Year ended May 31	Annual Compensation	Other Compensation
Clifford Hosoi President/Chief Executive Officer	2000	$64,788 (1)	$8,987 (2)
	2001	$71,477	$8,303 (3)
	2002	$61,313	$8,192 (4)

(1) Amount shown includes retroactive pay of $7,292.

(2) Amount shown includes $3,239 contributed to the Company's Money Purchase Pension Plan, $4,248 contributed to the Company's Profit Sharing Plan and $1,500 fees paid as a director.

(3) Amount shown includes $3,209 contributed to the Company's Money Purchase Pension Plan, $3,944 contributed to the Company's Profit Sharing Plan and $1,150 fees paid as a director.

(4) Amount shown includes $3,116 contributed to the Company's Money Purchase Pension Plan, $3,801 contributed to the Company's Profit Sharing Plan and $1,275 fees paid as a director.

The total annual salary and bonus for any other executive officer does not exceed $100,000.

The standard fees paid to directors are $100 for each Board of Directors meeting attended and $25 for each committee meeting attended.

Compensation Pursuant to Plans

(a) Profit-Sharing Plan. The Company has established a profit-sharing plan for the Company's employees. Every employee, who has completed one year of service with the Company, becomes eligible to participate in the profit-sharing plan. An employee who has completed 1,000 hours of service commencing from the date of employment or an anniversary date is considered to have one year of service.

The Company's contribution to the profit-sharing plan is discretionary and may be up to 15% of the participant's eligible compensation. The Company's total contributions shall not exceed the amount allowable by income tax regulations. The amounts charged against income for the profit-sharing plan in 2002 and 2001 was $40,000 in each year. The Company's allocation of contributions among eligible members is based on their respective compensation and is allocated proportionately.

The investment decision for the profit-sharing plan is formulated by a registered investment advisor through Pacific Century Trust and Salomon Smith Barney, Inc.

(b) Money Purchase Pension Plan. The Company has established a money purchase pension plan, which became effective as of June 1, 1990, for the Company's employees. Every employee, who has completed one year of service with the Company, becomes eligible to participate in the money purchase plan. An employee who has completed 1,000 hours of service commencing from the date of employment or an anniversary date is considered to have one year of service.

The Company is required to contribute 5% of each participant's eligible compensation to the money purchase plan. The Company's total contributions cannot exceed the amount allowable by income tax regulations. The amounts charged against income for the money purchase pension plan in 2002 and 2001 were $11,516 and $32,548, respectively.

The investment decision for the money purchase plan is formulated by a registered investment advisor through Salomon Smith Barney, Inc.

Transaction with Directors and Officers

The Company operates its business at 30 North Kukui Street, Honolulu, Hawaii, 96817, on the northwest corner of Nuuanu Avenue and Kukui Street in Honolulu Hawaii. The business site consists of 92,773 square feet, of which the Company owns a 78/104th interest. The Herman S. Hosoi Trust owns a 13.65/104th interest and the Hosoi-Tamori-Shimonishi Trust owns the remaining 12.35/104th interest. The trustees and beneficiaries of both trusts include directors, officers and shareholders of the Company.

The portion owned by the Company is owned in fee simple. The Company leases the portion owned by the Herman S. Hosoi Trust and Hosoi-Tamori-Shimonishi Trust ("Trusts") under a fifteen-year lease that expires on October 31, 2014. For the first five years of the agreement, the Company pays the higher of $112,200, plus general excise tax, per year or percentage rent of 25% times 15% of gross annual revenues, as defined. For the second five year period, the Company will pay $132,000, plus general excise tax, per year or the percentage rent which ever is greater. For the third five year period, an appraisal of the property will be required to establish the base rent but in no event will the base rent exceed the greater of $200,000, plus general excise tax, per year or the percentage rent. The Company is also responsible for the payment of real property taxes on the portion of the land owned by the Trusts. Total rental expense was $133,825 and $134,601 in fiscal years 2002 and 2001, respectively.

Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file, on forms 3, 4 and 5, reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. No such reports were required to be filed for 2002 and 2001.

Action With Respect to Reports

Minutes of the last annual meeting of the shareholders, which commenced on January 27, 2002, and was then recessed to and adjourned on March 10, 2002, will be read and the shareholders will be requested to approve or disapprove the minutes. Approval or disapproval of the minutes will not constitute approval or disapproval of the matters referred to in such reports or minutes.

The President will give a report at the meeting. All records of the Company, including the minutes of the meetings of the Board of Directors and the shareholders held during the preceding year are available for review by the shareholders at the office of the Company.

Vote Required for Approval

A majority vote of shareholders present, in person or by proxy, shall be required in matters other than the election of directors.

Annual Report to Shareholders

The annual report to shareholders, consisting of the President's and Chief Executive Officer's letter and the comparative financial statements for the years ended May 31, 2002 and May 31, 2001, is included with this Proxy Statement.

Return of Proxy

If you do not plan to attend the Annual Meeting in person, we urge you to execute the proxy and return it promptly in the enclosed business reply envelope.

Shareholder Proposals

Proposals of shareholders intended to be presented at the annual meeting of the Company in 2004 must be received by the Company on or before September 15, 2003.

BY ORDER OF THE BOARD OF DIRECTORS

By Elaine Nakamura, Secretary

January 23, 2003

WHETHER YOU PLAN TO ATTEND OR NOT, YOU ARE URGED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

ANNUAL REPORT

HOSOI GARDEN MORTUARY, INC.

Description of Business

Hosoi Garden Mortuary, Inc. (the "Company") was incorporated in 1957 under the laws of the State of Hawaii as the successor to a business founded in 1900. The Company considers itself to be in a single business segment and is principally engaged in the funeral service and mortuary business. The Company provides professional services related to funerals, including the use of funeral facilities and motor vehicles. The Company also provides for sale of selected merchandise and ancillary products and services, such as, caskets, urns, crematory services, announcements, flowers, catering and other services. During the fiscal years ended May 31, 2002 and 2001, funeral services accounted for 73.8% and 74.6%, respectively, of revenues.

The Company operates a mortuary business in Honolulu, Hawaii. The Company offers funeral services to all persons in Hawaii. Although the Company, historically, has served principally persons of Japanese ancestry who follow a particular and special order of worship in accordance with their religious beliefs, the Company continues to develop markets involving other ethnic groups and religious beliefs. In addition to handling funeral services for residents of Honolulu, the Company conducts services for residents of other counties in Hawaii and prepares remains for shipment to or receives them from other counties in Hawaii, other states in the United States and foreign countries.

On July 7, 1998, the Company entered into an agreement with Woolsey Funeral & Cemetery Services, Inc. to form Woolsey-Hosoi Mortuary Services, LLC, a limited liability company under the laws of the State of Hawaii. It is expected that the LLC will conduct funeral services to persons other than those of Japanese ancestry. Funeral services arranged by the LLC will generally be conducted at churches and other locations other than on the Company's premises.

On August 3, 2001, the Company incorporated Hosoi Life Plan, Inc.(HLP), a wholly-owned subsidiary, to sell price guaranteed prearranged funeral contracts to be solely serviced by the Company. Prearranged funeral contracts is a means through which a customer contractually agrees to the terms of a funeral to be performed in the future. In August 2002 the Company received its license from the State of Hawaii, to sell prearranged funeral contracts.

The Company owns 50% of Garden Life Plan, Ltd. ("Garden Life") which sold prearranged funeral service contracts under a Servicing Agreement ("Agreement") in which the Company was the sole servicing mortuary. In September 2001, the

Agreement with Garden Life expired and Garden Life ceased all sales of Garden Life's prearranged funeral service contracts. However, the Company is obligated to service the prearranged funeral service contracts sold prior to the termination date.

Upon the termination of the Agreement , the Company entered into negotiations to purchase the 50% ownership interest in Garden Life held by Hawaii Memorial Park Cemetery. In November 2002, the Company concluded the purchase of Garden Life for $2,500,000. The purchase resulted in Garden Life becoming a wholly-owned subsidiary of the Company, which enables the Company to resume sales of prearranged funeral contracts.

Revenues from Garden Life's prearranged funeral service contracts, accounted for approximately 23.4% and 25.2% of revenues in 2002 and 2001, respectively.

Thirty (30) persons were employed by the Company for the fiscal year ended May 31, 2002. Seventeen (17) persons were employed full-time and thirteen (13) persons were employed part-time.

Directors and Executive Officers

The Company has a total of nine (9) directors constituting the entire Board of Directors, divided into three (3) classes of three (3) directors each. The Company's Articles of Association provide for each class of directors to be elected for three-year terms on a staggered basis.

Directors hold office for the duration of their terms and thereafter until their successors are elected. The executive officers serve at the pleasure of the Board of

Directors. The names, positions and offices, terms of office, and business experience of the directors and executive officers of the Company during the past five years are set forth below. See the table on pages 10 and 11 of the Proxy Statement for more information about the directors and executive officers of the Company.

Directors Whose Terms Expire in 2005

Sadako Hosoi is the widow of Herman S. Hosoi, founder of the Company. She has been a Director of the Company since 1957 and is the Chairperson of the Board Emeritus. In the past, she has served as Chairperson of the Company and Treasurer. She serves as Director of Hosoi Life Plan, Inc. She also serves as a Vice President and Director of Garden Life Plan, Ltd. She is the mother of Julie S. Shimonishi, Director, Clifford Hosoi, Director, President and Chief Executive Officer of the Company, and Anne T. Tamori, Director and Vice President of Operations of the Company.

Berton T. Kato is an attorney licensed in the State of Hawaii and has his own law practice. He has been a Director of the Company since 1996. He also serves as a Director of Hosoi Life Plan, Inc., and Garden Life Plan, Ltd.

Anne T. Tamori has been employed by the Company since 1978. She has been a Vice President of Operations and Director of the Company since 1994. She has served as an Associate Secretary of the Company. She serves as Vice President and Director of Hosoi Life Plan, Inc. She also serves as Treasurer and Director of Garden Life Plan, Ltd. She is a daughter of Sadako Hosoi, Director, and a sister of Clifford Hosoi, Director, President and Chief Executive Officer of the Company, and Julie S. Shimonishi, Director.

Directors Whose Terms Expire in 2004

Clifford Hosoi has been a Director of the Company since 1989. He was a Vice President from 1989 until his appointment as President and Chief Executive Officer of the Company as of January 1, 1994. He has been a licensed embalmer since 1979. He has been a Funeral Director for the Company since 1985. He serves as President and Director of Hosoi Life Plan, Inc. He also serves as President and Director of Garden Life Plan, Ltd. He is the son of Sadako Hosoi, Director, and a brother of Julie S. Shimonishi, Director, and Anne T. Tamori, Director and Vice President of Operations of the Company.

Ricky C. Manayan has been a director of the Company since 1995. He also serves as Director of Hosoi Life Plan, Inc. He is the President of RAM Marketing, LLC, and Rick Manayan Associates. He is Vice President of Trans-Pacific Realty, Inc.. He is also a General Partner of Transpacific Empire, Inc.

Rene Mansho resigned as a Director of the Company on June 25, 2002, and was replaced by Thomas R. Okano.

Reverend Thomas R. Okano has been a director of the Company since 2002. He is the Director of the Buddhist Study Center. He served as Rimban (Head Minister) of the Hilo Hongwanji Betsuin from 1999-2000. He also served as a Minister of Wahiawa Hongwanji Mission, Lihue Hongwanji Mission and Moiliili Hongwanji Mission from 1967-1990. Throughout most of his years of ministerial service to the Hongwanji Mission of Hawaii, he served as Sanmu (Bishop's Advisory Board) to all Bishops.

Directors Whose Terms Expire in 2003

Julie S. Shimonishi has been a Director of the Company since 1979. She also serves as a Director of Hosoi Life Plan, Inc. She is a school teacher and has been employed by the Hongwanji Mission School since 2001. She is a daughter of Sadako Hosoi, Director, and a sister of Clifford Hosoi, Director, President and Chief Executive Officer of the Company, and Anne T. Tamori, Director and Vice President of Operations of the Company.

Robert Kuwahara has been a director of the Company since 1995. He also serves as a Director of Hosoi Life Plan, Inc., and Garden Life Plan, Ltd. He is a Certified Public Accountant and has his own CPA practice. He is actively involved in human services organizations such as the YMCA.

Glenn Suetsugu resigned as a Director of the Company on December 3, 2001, and was replaced by Reed Shiraki.

Reed Shiraki has been a director since 2002. He is a General Contractor and has been involved in the construction industry for 32 years. He has been the President of Hawaii Pacific Builders, Inc., since 1973. He also serves as the Committee Chairman for the Boy Scouts of America.

Other Executive Officers are as Follows:

David Fujishige has been employed by the Company since 1989. He has been a funeral director since 1991. He has been a Vice President of Funeral Services of the Company since 1994. He also serves as Vice President of Hosoi Life Plan, Inc. Prior to joining the Company, he was a food production supervisor at Rehabilitation Hospital of the Pacific.

Elaine Nakamura has been employed by the Company since 1963. She is the Secretary of the Company. She also serves as Secretary of Hosoi Life Plan, Inc., and Garden Life Plan, Ltd.

Keith Numazu resigned as Treasurer of the Company on August 10, 2001. The duties of Treasurer are currently being performed by Clifford Hosoi.

Market for Common Stock and Related Shareholder Matters

The common shares of the Company are neither traded nor listed on an exchange and has no established public trading market. During the fiscal year ended May 31, 2002, the Company redeemed 11,115 shares at a redemption price of $4.00 per share, and 12,395 shares at the redemption price of $3.50 per share.

There were 1,394 record holders of common stock as of May 31, 2002.

A cash dividend has been declared and paid once a year since 1969. The dividend for the year ended May 31, 2002, which was declared on October 17, 2002, was $.03 per share. Dividends for the year ended May 31, 2002 are payable to shareholders in January 2003. The dividend for the year ended May 31, 2001, which was declared on October 18, 2001, was $.035 per share.

Management's Discussion and Analysis of Financial

Condition and Results of Operations

The following table sets forth items from Hosoi Garden Mortuary, Inc.'s statement of income as percentages of net revenues:

Years Ended May 31,
2002	2001
Total revenues	100.0%	100.0%
Cost of revenues	66.2	69.1
Gross profit	33.8	30.9
Selling, general and administrative expenses	31.5	30.6
Operating income	2.2	0.3
Other income (expenses)	3.1	7.6
Income before income taxes and equity in earnings of equity investees	5.4	7.9
Provision for income taxes	2.1	3.0
Income before equity in earnings of equity investees	3.2	4.9
Equity in earnings of equity investees	3.7	5.2
Net income	6.9%	10.1%

Critical Accounting Policies and Accounting Changes

The Company's consolidated financial statements are impacted by the accounting policies used and the estimates and assumptions made by management during their preparation. Note (1) to the consolidated financial statements provides a summary of the Company's significant accounting policies. Following is a discussion of the uncertainties and significant estimates and judgements that are involved in applying these accounting policies.

In general, judgment is involved when assessing the realizability or recoverability of the carrying values of assets, and the timing of any loss recognition on assets. The Company's assets that are susceptible to such judgements include securities-available-for-sale, accounts receivable, inventories, deferred tax assets, and property and equipment. The Company believes that based on its long history of profitability and absent any negative market information to the contrary, that its property and equipment and deferred tax assets are not impaired and thus no losses are inherent in the carrying values of such assets.

While securities available-for-sale are carried at market value in the accompanying financial statements, the difference between cost and market value is not reflected in net income until the securities are sold (the difference is reflected as a separate component of stockholders' equity until sold, in accordance with generally accepted accounting principles). Judgement is involved in determining whether a loss on an individual security should be charged against net income prior to selling the security. In general, the Company does not report losses on such securities prior to their sale date, unless the unrealized losses are significant relative to the carrying value of the security, and the unrealized loss has been in existence for a substantial period of time (ie. for a year or longer). Since the Company's securities portfolio is actively managed by professional managers, loss securities are not carried for sustained periods of time, and accordingly, gross unrealized losses have not been significant. In fiscal 2002 and 2001, no losses were charged against net income for losses on securities prior to their sale date. Note (5) to the consolidated financial statements provides more information on the Company's securities portfolio and its gross unrealized gains and losses.

The Company believes that the carrying value of inventories and accounts receivable, net of allowance for uncollectible accounts, are not stated in excess of their recoverable amounts, based on detailed analysis of these accounts, which included a review of subsequent activity after the Company's May 31 year end.

In addition to the above asset accounts, judgement is also involved in applying the equity method of accounting for the Company's investment in Garden Life Plan, Ltd. (GLP), a 50%-owned investee. Since GLP's liabilities exceed its assets, it has negative equity. Under general accepted accounting principles, judgement is involved on the part of the Company as an investor in determining whether to carry its investment in GLP at a zero value, or to record a "negative investment" equal to 50% of GLP's negative equity. Because GLP's business activities are so closely aligned with the business activities of the Company (GLP in effect serves as a sales agent for mortuary services for the Company) and because the Company has an obligation to provide mortuary services to GLP in connection with GLP's prearranged funeral contracts, the Company has determined that it is appropriate to record a "negative investment" in GLP. This is reflected in the accompanying balance sheet under the caption "accumulated losses of equity investee in excess of investment." As a result, the Company's share of GLP's earnings are also reflected in the Company's statements of income. Since the Company does not control GLP (it is managed by GLP's other 50% owner) consolidation accounting is not appropriate for this investment.

New Pronouncements

In June 2001, the Financial Accounting Standards Board (FASB) issued

Statement of Financial Accounting Standards (SFAS) No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 141 addresses financial accounting and reporting for business combinations and establishes the purchase method for accounting for such transactions. SFAS No. 142 address accounting for goodwill and other intangible assets and redefines useful lives, amortization periods and impairment of goodwill. Under the new standard, goodwill will no longer be amortized, but must be tested for impairment annually. The Company plans to implement the standards of SFAS No. 141 in its 2003 fiscal year. The adoption of these new standards will not impact the fiscal 2002 consolidated financial statements.

In June 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations." The provisions of SFAS No. 143 are effective for fiscal years beginning after June 15, 2002. The adoption of SFAS No. 143 is not expected to have a material effect on the Company's consolidated financial statements.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Asset and Long-Lived Assets to Be Disposed Of." However, SFAS No. 144 retains the fundamental provisions of SFAS No. 121 for the recognition and measurement of the impairment of long-lived assets to be held and used and the measurement of long-lived assets to be disposed of by sale. The scope of SFAS 141 excludes goodwill and other non-amortizable intangible assets held and used as well as goodwill associated with a reporting unit to be disposed of. The provisions of SFAS No. 144 are effective for fiscal yeas beginning after December 15, 2001. The adoption of SFAS No. 144 is not expected to have a material effect on the Company's consolidated financial statements.

In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Correction." The provisions of SFAS No. 145 are effective for fiscal years beginning after May 15, 2002. The adoption of SFAS No. 145 is not expected to have a material effect on the Company's consolidated financial statements.

In September 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." The provision of SFAS No. 146 are effective for exit or disposal activities that are initiated after December 31, 2002. The adoption of SFAS No. 146 is not expected to have a material effect on the Company's consolidated financial statements.

On November 25, 2002, the FASB issued FASB Interpretation No. 45 ("FIN 45"), Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Other , an interpretation of FASB Statement No. 5, 57, and 107 and Rescission of FASB Interpretations No. 34. FIN 45 clarifies the requirements of FASB Statement No. 5, Accounting for Contingencies (FAS 5), relating to the guarantor's accounting for, and disclosure of, the issuance of certain types of guarantees. The adoption of FIN 45 is not expected to have a material effect on the Company's consolidated financial statements.

Disclosure Controls and Procedures

Within the 90 days prior to the filing of this report, the Company carried out an evaluation, under the supervision and with the participation of the Company's management, including the Company's Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures pursuant to Exchange Act Rule 13a-14. Based upon that evaluation, its Chief Executive Officer and its Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective in timely alerting them to material information relating to the Company (including its consolidated subsidiaries) required to be included in the Company's periodic filings with the U.S. Securities and Exchange Commission.

There were no significant changes in the Company's internal controls or in other factors that could significantly affect these controls subsequent to the date of their most recent evaluation.

Results of Operations

Revenues

The Company's revenues increased by $206,166 in 2002 over 2001. The increase of 7.9% is principally attributable to an overall increase in the total number of services performed from 1,067 in 2001 to 1,179 in 2002, which is an increase of 10.5%. The increase is also attributable to the sales of additional funeral services and upgraded merchandise to customers with prearranged funeral contracts.

In addition, the number of prearranged funeral services which generate a lower average price, decreased from 459 in 2001 to 445 in 2002, which is a decrease of 3.1%. Prearranged funeral services accounted for 23.4% of total revenues in 2002 and 25.2% in 2001. The Company expects that the total number of prearranged funeral services will account for between 40% to 50% of total services within the next five years. The Company expects to mitigate the reduction in revenues from this expected increase in prearranged funeral services by a combination of marketing additional merchandise sales to its prearranged customers and marketing its at-need services to non-Japanese ethnic groups which currently comprise a minor part of its at-need services revenues. In addition, the Company expects to construct its own crematory to reduce cremation costs which is currently provided by an outside crematory.

The Company started its own pre-need authority to sell price guaranteed funeral service contracts that will be serviced solely by the Company. The Company expects that this venture will increase its market share and provide greater control of the types of prearranged funeral service contracts being sold.

The continued affiliation with Woolsey Funeral & Cemetery Services, Inc., (Woolsey) described in ITEM 1. Description of Business, is a revenue source from a segment of the community which was not previously served by the Company. This affiliation with Woolsey Funeral & Cemetery Services, Inc. is expected to provide an additional revenue source from an ethnic group (Polynesian) which currently contributes only a minor part of the Company's revenues. Services performed by Woolsey decreased from 72 in 2001 to 57 in 2002, a decrease of 20.8%. It is believed that competition for the Polynesian market by a recently established mortuary contributed to the decline in services performed by Woolsey.

Future operating results will be adversely affected if revenues do not increase in relation to the increase in operating expenses. The expected increase in the number of prearranged funeral services will limit the growth of revenues if the Company's facilities and personnel are not upgraded to enable it to increase the capacity of its facilities. The upgrade of the Company's facilities and personnel is expected to mitigate the effects of the increase in prearranged funeral services.

Current plans to increase capacity and revenues include the following:

1. Upgrade and train professional staff to meet current market demands and the changing the nature of customer preferences. The current trend indicates that families are having smaller private services with lower priced merchandise.

2. Upgrade the facilities to provide the capacity to provide multi-cultural services and to service the expected increase in pre-need funeral services.

3. Construction of an on-site crematory.

Gross Profit

Gross profit as a percentage of revenues increased from 30.9% in 2001 to 33.8% in 2002. The increase of $144,474 in the gross profit is attributable to a decrease in real property tax expenses and the increase in revenues.

Selling, General, and Administrative Expenses

Selling, general, and administrative (SG&A) expenses increased from $795,220 in 2001 to $885,400 in 2002. As a percent of revenues SG&A expenses were 31.5% and 30.6% in 2002 and 2001, respectively. The increase is primarily attributable to increases in professional services and stockholders' meeting expenses which were partially offset by a decrease in salaries and wages.

It is expected that professional services will increase in the short term as the Company continues to seek legal and accounting services relating to:

a) Issues concerning expansion of its facilities,

b) Start-up of its own pre-need authority,

c) Audits of amended 10-KSB filings for the years ended May 31, 1999, 2000 and 2001.

Equity in Earnings of Garden Life Plan, Ltd. (GLP)

Equity in earnings of GLP decreased from $99,274 in 2001 to $83,528 in 2002. The 15.9% decrease is attributable to a decrease in interest and investment earnings during 2002. The decrease in interest and investment earnings is attributable to lower cash balances maintained during 2002 and lower interest rates.

Income Taxes

The Company's effective income tax rate was 39.9% in 2002 and 38.2% in 2001. The increase in rate was largely attributable to nondeductible expense associated with keyman life insurance policies

Liquidity and Capital Resources

Total working capital was $2,663,954 at May 31, 2002 and $1,895,720 at May 31, 2001. Working capital ratio was 6.3:1 at May 31, 2002 and 4.9:1 at May 31, 2001. The increase in the working capital and working capital ratio was a result of the increase in the amount of cash and cash equivalents held at May 31, 2002. The increase in cash and cash equivalents was due to the change in investment strategy for Securities Held-to-Maturity. Securities Held-to-Maturity decreased to $89,212 in 2002 from $888,846 in 2001.

At the end of 2002 and 2001, the Company did not have any long-term debt. The Company expects that cash flows from operations, its cash reserves and earnings on its investments will be adequate to meet the Company's cash requirements in the short-term. Subsequent to 2002 the Company withdrew funds from short-term loan commitments from a bank to purchase the 50% ownership of GLP, which it didn't previously own, which resulted in GLP becoming a wholly-owned subsidiary. See Note (14) of the consolidated financial statements.

Dividends paid were $56,691 in 2002 and $74,825 in 2001, which represents dividends of $.035 and $.045 per share in 2002 and 2001, respectively. The decrease of $18,134 in the total dividends paid in 2002 over 2001 is a result of the decrease in the shares outstanding as a result of the repurchase of shares by the Company and the reduction in the amount of dividend paid per share.

Cash outflows for the acquisition of the Company's shares were $88,642 in 2002 and $95,640 in 2001. The Company expects that future acquisitions will be in the range of $75,000 to $100,000 per year.

Contractual, Commercial and Contingent Commitments

The Company has the following contractual obligations, commercial and contingent commitments in the ordinary course of conducting its business.

Operating leases - The Company's operating lease agreement primarily relates to the funeral service location which contains an option in the third five year period for the base rent to be fair market value but in no event will the base rent exceed $200,000. See Note (12) to the consolidated financial statements in Item 7 of this Form 10-KSB/A for further discussion regarding the Company's contractual obligations.

Prearranged funeral service contracts - The Company had a Servicing Agreement (Agreement) with its 50% owned subsidiary, Garden Life Plan, Ltd. (GLP) which expired on September 15, 2001. The Company is obligated to service the sales of the remaining contracts sold prior to the termination date. See Note (2) to the consolidated financial statements in Item 7 of this Form 10-KSB/A for further discussion regarding the Company's contractual obligations.

Commitments - The Company has available a line-of-credit of $500,000 with a bank which expires on June 1, 2003. There were no borrowing against the line-of-credit as of May 31, 2002. Subsequent to the year ended May 31, 2002, the Company obtained a commitment from a bank for short-term financing up to $3,400,000. See Note (14) to the consolidated financial statements in Item 7 of this Form 10-KSB/A for further discussion regarding the Company's commitments.

Financial Statements

The audited consolidated balance sheets, consolidated statements of income and comprehensive income, statements of cash flows and changes in shareholders' equity for the years ended May 31, 2002 and 2001 are on pages F - 1 to F - 25 of this report.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

In a letter dated October 5, 2001, the Company's auditor, Endo & Company, Certified Public Accountant, informed the Company's Finance Committee that it could not stand for re-election as auditor because it determined that it was not independent in accordance with the Security Exchange Commission's prohibition against bookkeeping services. The Finance Committee informed the Board of Directors and recommended that the Company engage new auditors for the Company's financial statements for the years ended May 31, 2002 and 2001.

The Company does not have any disagreement with its past auditor, and does not anticipate any disagreement with its newly engaged auditor, relating to accounting or financial disclosure issues.

On September 10, 2002, the Company engaged PricewaterhouseCoopers LLP, to audit the Company's financial statements for the years ended May 31, 2002, 2001, 2000 and 1999.

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

1. I have reviewed this Annual Report (Form 10-KSB/A) of Hosoi Garden Mortuary, Inc. for the year ended May 31, 2002;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

CLIFFORD HOSOI, Chief Executive Officer

Date: January 7, 2003

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

1. I have reviewed this Annual Report (Form 10-KSB/A) of Hosoi Garden Mortuary, Inc. for the year ended May 31, 2002;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

JACK ENDO, Chief Financial Officer

Date: January 7, 2003

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hosoi Garden Mortuary, Inc. (the "Company) on Form 10-KSB/A for the year ended May 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Clifford Hosoi, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

CLIFFORD HOSOI, Chief Executive Officer

Date: January 7, 2003

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hosoi Garden Mortuary, Inc. (the "Company) on Form 10-KSB/A for the year ended May 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jack Endo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

JACK ENDO, Chief Financial Officer

Date: January 7, 2003

APPENDIX "A"

RULES

OF THE

HOSOI GARDEN MORTUARY, INC.

FINANCE COMMITTEE

ARTICLE I

Purpose

Section 1.1 Purpose. The principal purpose of the Hosoi Garden Mortuary, Inc. Finance Committee (the "Committee") is to oversee and monitor management's and the independent auditor's participation in the financial reporting process. This oversight along with the disclosures made by the Committee is intended to promote investor and shareholder confidence in the integrity of the financial reporting process of Hosoi Garden Mortuary, Inc. (the "Corporation").

ARTICLE II

Meetings of the Committee

Section 2.1 Annual Meetings. The Committee shall meet at least once a year at such time and place as the Corporation's board of directors shall determine. The purpose of the annual meeting shall be to review and discuss the Corporation's audited financial statements and such other matters as referenced in these Rules.

Section 2.2 Special Meetings. Special meetings of the Committee may be held for any purpose or purposes. Special meetings shall be held at any time as the Corporation's board of directors shall determine.

Section 2.3 Place of Meetings. The Corporation's board of directors may designate any place within or without the State of Hawaii for any annual or special meeting of the Committee. If no designation is made, the meeting shall be held at the principal office of the Corporation.

Section 2.4 Notice of Meetings. Written notice of all meetings, annual or special, shall state the place, day and hour of the meeting and whether it is an annual or special meeting. In the case of a special meeting, the notice shall state the purpose or purposes for which the meeting is called. Notice shall be delivered not less than ten days before the date of the meeting, unless all members of the Committee provide their written consent to the waiver of such notice.

Section 2.5 Quorum. Except as otherwise provided herein, a quorum at all meetings of the Committee shall consist of a majority of the Committee members. If a quorum is not present at any meeting, a majority of the Committee members present at the meeting may adjourn, from time to time, without notice other than by an announcement at the meeting, until the requisite number of Committee members to constitute a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted at the meeting as originally noticed.

Section 2.6 Attendance at Meetings by Telephone. Subject to the provisions herein regarding notice, members of the Committee may participate in a meeting of the Committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at the meeting.

Section 2.7 Unanimous Consent of Committee. Whenever the vote of the Committee at any meeting, annual or special, is required, the meeting and vote of the Committee may be dispensed with if all of the Committee members consent in writing to the action being taken.

ARTICLE III

Committee Members

Section 3.1 Number and Qualifications. The Committee shall consist of at least three (3) "independent" (as defined in Section 5.4 of these Rules) directors of the Corporation.

Section 3.2 Term of Office. Each Committee member shall hold office until the next annual meeting of the Committee and until that member's successor shall be appointed by the Corporation's board of directors, or that member's death, resignation or removal as provided for herein.

Section 3.3 Removal. Any Committee member may be removed from office by the Corporation's board of directors with or without cause.

Section 3.4 Vacancies. Any permanent vacancy on the Committee caused by the death, resignation or removal of a Committee member, may be filled by the Corporation's board of directors for the remaining term of the vacating Committee member.

ARTICLE IV

Chairperson

Section 4.1 Appointment. A Chairperson of the Committee shall be appointed by the Corporation's board of directors. The Corporation's board of directors may, in its discretion, appoint an acting or temporary Chairperson to fill a vacancy occurring for any reason whatsoever.

Section 4.2 Duties. The Chairperson shall preside at all meetings of the Committee, and shall have general charge and supervision of the business of the Committee. The Chairperson, or another Committee member or members designated by the Chairperson, shall keep the minutes of all meetings of the Committee, shall give notice in conformity with these Rules of all meetings of the Committee, and shall prepare all written reports required by these Rules.

ARTICLE V

Committee Business

Section 5.1 Review of Financial Statements. The Committee shall review the Corporation's audited financial statements and shall discuss with the Corporation's management and auditor the fairness and accuracy of the audit report, including, but not limited to, the following matters required by Statement on Auditing Standards No. 61:

5.1.1 Methods used to account for significant unusual transactions.

5.1.2 The effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus.

5.1.3 The process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates.

5.1.4 Disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

Section 5.2 Recommendation on Financial Statements. Upon completing its review and discussion on the Corporation's audited financial statements, the Committee shall inform the Corporation's board of directors whether or not the Committee recommends that the financial statements be included in the Corporation's Annual Report on Form 10-KSB for the fiscal year for filing with the U.S. Securities and Exchange Commission.

Section 5.3 Written Disclosure of "Independent" Auditor. The Committee shall review and discuss with the Corporation's auditor the written disclosures and letter the auditor is required to provide to the Corporation by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, including, but not limited to, the following requirements:

5.3.1 Disclose to the audit committee of the company (or the board of directors if there is no audit committee), in writing, all relationships between the auditor and its related entities, and the company and its related entities that in the auditor's professional judgment may reasonably be thought to bear on independence.

5.3.2 Confirm in the letter that, in its professional judgment, it is independent of the company within the meaning of the Acts (the Securities Act of 1933 and the Securities Exchange Act of 1934).

5.3.3 Discuss the auditor's independence with the audit committee.

Section 5.4 Disclosure of "Independent" Committee Members. The Committee shall discuss and disclose to the Corporation's board of directors whether the Committee member are "independent", as defined in the National Association of Securities Dealers, Inc. ("NASD") listing standards and other standards, as follows:

"Independent director" means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

(A) a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

(B) a director who accepts any consulting, advisory or other compensatory fee from the corporation or any of its affiliates, other than in the capacity of an audit committee or board member;

(C) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

(D) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

(E) a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

Section 5.5 Other Business. The Committee shall engage in such other business that it is directed to complete by the Corporation's board of directors.

Section 5.6 Report to the Board. The Committee shall prepare for the Corporation's board of directors a written report of the business completed by the Committee, including, but not limited to, the business specified in this Article V. The Committee's report shall be approved and signed by each Committee member, and shall include the Committee's recommendation that its report be disclosed or included in the Corporation's proxy statements.

ARTICLE VI

Indemnification

Section 6.1 Indemnification Generally. The Corporation shall indemnify each Committee member who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), in the same manner and to the same extent as the Corporation's indemnification of its directors as provided for the Corporation's Articles of Incorporation and ByLaws.

ARTICLE VIII

Amendments to Rules

Section 7.1 Amendment. These Rules may be altered, amended, added to or repealed by a majority of the board of directors of the Corporation.

APPENDIX "B"

REPORT

OF

HOSOI GARDEN MORTUARY, INC. FINANCE COMMITTEE

(Year 2002)

The Hosoi Garden Mortuary, Inc. Finance Committee (the "Committee") was tasked by the Board of Directors to oversee and monitor management's and the independent auditor's participation in the financial reporting process. This oversight has the purpose of promoting investor and shareholder confidence in the integrity of the financial reporting process of Hosoi Garden Mortuary, Inc. (the "Corporation").

Financial Statements

The Committee reviewed the Corporation's audited financial statements for the fiscal years ended May 31, 2002, and discussed with the Corporation's management and auditor the fairness and accuracy of the audit report, including, but not limited to, the following matters:

1. Restatement of the Corporation's financial statements relating to the changes in accounting methods made by Garden Life Plan, Ltd., for the recognition of income, and other issues;

2. Methods used to account for significant unusual transactions;

3. The effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

4. The process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates;

5. Disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

Upon completing this review, the Committee recommended to the Corporation's Board of Directors that the financial statements be included in the Corporation's Annual Report on Form 10-KSB/A for the fiscal year-ended May 31, 2002.

"Independent" Auditor

The Committee also reviewed and discussed with PricewaterhouseCoopers LLP, the Corporation's auditor, the written disclosures and letter the auditor was required to provide to the Corporation relating to the auditor's "independence" from the Corporation.

Upon completing this review, the Committee finds that the auditor, and its related entities, are "independent" from the Corporation and the Corporation's management, Board of Directors, audit committee and their respective related entities.

"Independent" Committee Members

The Committee hereby discloses to the Corporation's board of directors that each member of the Committee is "independent", as defined in the National Association of Securities Dealers, Inc. ("NASD") listing standards and other standards, as follows:

"Independent director" means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

(A) a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

(B) a director who accepts any consulting, advisory or other compensatory fee from the corporation or any of its affiliates, other than in the capacity of an audit committee or board member;

(C) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

(D) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

(E) a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

Dated: Honolulu, Hawaii, January 7, 2003.

HOSOI GARDEN MORTUARY, INC. FINANCE COMMITTEE

By ROBERT KUWAHARA, Chairperson

By BERTON KATO

Committee Members